Earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
For the years ended December 31, 2018, 2017, and 2016, basic earnings per share of common stock is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share of common stock is calculated to give effect to all dilutive securities, using the treasury stock method.
The following table sets forth the reconciliation of basic and diluted earnings per share for the years ended December 31, 2018, 2017 and 2016 (in thousands, except per share):

	Years Ended December 31,
	2018	2017	2016
Net Income (Loss)	$(203,540)	$9,132	$(60,923)
Net Income Adjusted for Tax-Effected Interest on Convertible Notes	—	(71)	—
Adjusted Net Income	(203,540)	9,061	(60,923)

Denominator for Basic Earnings Per Share	106,150	69,742	50,360
Effect of Dilutive Securities:
Stock Options	—	8	—
Convertible Notes	—	604	—
Convertible Notes - Warrants	—	27	—
Denominator for Diluted Earnings per Share – Adjusted for Dilutive Securities	106,150	70,381	50,360

Dilutive Earnings Per Share	$(1.92)	$0.13	$(1.21)

The potentially dilutive stock options that would have been excluded because the effect would have been antidilutive for years ended December 31, 2018, 2017, and 2016 were 10.5 million, 6.3 million, and 4.3 million, respectively. The potentially dilutive warrants that would have been excluded because the effect would have been antidilutive for years ended December 31, 2018, 2017, and 2016 were 25.6 million, 4.7 million, and 7.7 million, respectively. Basic and diluted per share amounts are computed independently in the consolidated statements of income. Therefore, the sum of per share components may not equal the per share amounts presented.